Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of SS Innovations International, Inc., a Florida corporation (the “Company”) for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vishwajyoti P. Srivastava, M.D., Chief Executive Officer – Asia Pacific and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2025	SS INNOVATIONS INTERNATIONAL, INC.

	By:	/s/ Vishwajyoti P. Srivastava
Vishwajyoti P. Srivastava, M.D. Chief Executive Officer – Asia Pacific and Interim Chief Financial Officer Interim Chief Financial Officer
(Principal Financial and Accounting Officer)